EXHIBIT 99.1


GSAMP 2005 NC1


Table of Contents

1. FICO
2. LTV
3. DTI
4. Occupancy Type
5. WAC
6. IO Type
7. DocType
8. OTHERS


1. FICO


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                  Loan                 Pct. Of                                                                        % below
FICO              Count    Average      Pool       Total PBAL     LTV 85-90    LTV 90-95    LTV 95-100    LTV 100+      50K
------------------------------------------------------------------------------------------------------------------------------
581 & Above       1,807   193,775.79     72.82   350,152,857.38       22.06%       13.50%         2.17%       0.00%      0.99%
561 - 580           156   183,591.92      5.96    28,640,340.02       16.10%        1.91%         0.00%       0.00%      0.00%
541 - 560           211   163,200.41      7.16    34,435,287.44        5.93%        0.00%         0.00%       0.00%      0.29%
521 - 540           219   165,093.26      7.52    36,155,424.54        0.74%        0.00%         0.00%       0.00%      0.00%
520 & Below         214   147,065.32      6.54    31,471,978.67        0.00%        0.00%         0.00%       0.00%      0.47%
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Total:            2,607   184,447.98       100   480,855,888.05       17.50%        9.94%         1.58%       0.00%      0.78%
------------------------------------------------------------------------------------------------------------------------------


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FICO              % 50-75K    % 75-100K    % 600-750K    % 750-900K    % 900K    NOO     Stated Doc    Limited Doc
-------------------------------------------------------------------------------------------------------------------
581 & Above           2.80%        4.92%         2.73%         0.00%     0.00%   6.47%        53.01%          3.94%
561 - 580             2.71%        5.91%         0.00%         0.00%     0.00%   3.14%        23.85%          5.40%
541 - 560             4.53%        8.25%         3.70%         0.00%     0.00%   2.86%        20.14%          4.07%
521 - 540             4.74%        8.51%         0.00%         0.00%     0.00%   0.19%        12.21%          8.12%
520 & Below           5.70%        9.95%         0.00%         0.00%     0.00%   1.23%         6.56%          5.77%
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Total:                3.25%        5.81%         2.25%         0.00%     0.00%   5.20%        42.81%          4.47%
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---------------------------------------------------------------------------------------------------------------
FICO                         WAC     DTI     % DTI > 45    % DTI > 50    2yr IO    3yr IO    5yr IO    10yr IO
---------------------------------------------------------------------------------------------------------------
581 & Above                 6.995   40.695        37.34%         2.63%    20.32%     1.34%     0.03%      2.72%
561 - 580                   7.191   42.223        44.44%         8.01%     0.00%     0.00%     0.00%      0.00%
541 - 560                   7.531   39.475        37.30%        10.08%     0.00%     0.00%     0.00%      0.00%
521 - 540                   7.786   39.926        36.95%        14.07%     0.00%     0.00%     0.00%      0.00%
520 & Below                 8.112   41.406        45.90%        23.81%     0.00%     0.00%     0.00%      0.00%
---------------------------------------------------------------------------------------------------------------
Total:                      7.177   40.687        38.29%         5.73%    14.80%     0.98%     0.02%      1.98%
---------------------------------------------------------------------------------------------------------------


2. LTV

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                  Loan                 Pct. Of                                                                        % below
LTV               Count    Average      Pool       Total PBAL       <520        521-540      541-560      561-580       50K
------------------------------------------------------------------------------------------------------------------------------
80.00 & Below     1,781   169,173.29     62.66   301,297,631.78       10.04%       10.83%         9.98%       6.72%      1.22%
80.01 - 85.00       190   210,385.26      8.31    39,973,200.29        0.73%        8.18%         5.84%       8.11%      0.00%
85.01 - 90.00       368   228,696.43      17.5    84,160,286.76        0.00%        0.32%         2.43%       5.48%      0.00%
90.01 - 95.00       224   213,467.20      9.94    47,816,652.78        0.00%        0.00%         0.00%       1.14%      0.10%
95.01 - 100.00       44   172,911.74      1.58     7,608,116.44        0.00%        0.00%         0.00%       0.00%      0.00%
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Total:            2,607   184,447.98       100   480,855,888.05        6.35%        7.52%         7.16%       5.96%      0.78%
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LTV               % 50-75K    % 75-100K    % 600-750K    % 750-900K    % 900K     NOO     Stated Doc    Limited Doc
--------------------------------------------------------------------------------------------------------------------
80.00 & Below         3.85%        6.69%         2.73%         0.00%     0.00%    4.20%        34.87%          4.84%
80.01 - 85.00         2.71%        4.06%         3.17%         0.00%     0.00%    4.96%        67.78%          2.69%
85.01 - 90.00         1.93%        4.39%         1.62%         0.00%     0.00%   12.14%        60.45%          2.94%
90.01 - 95.00         2.76%        3.10%         0.00%         0.00%     0.00%    0.33%        44.03%          5.30%
95.01 - 100.00        0.00%       12.97%         0.00%         0.00%     0.00%    0.00%        23.27%         11.16%
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Total:                3.25%        5.81%         2.25%         0.00%     0.00%    5.20%        42.81%          4.47%
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---------------------------------------------------------------------------------------------------------------
LTV                          WAC     DTI     % DTI > 45    % DTI > 50    2yr IO    3yr IO    5yr IO    10yr IO
---------------------------------------------------------------------------------------------------------------
80.00 & Below                 7.2   40.697        38.58%         8.25%    17.83%     1.14%     0.00%      1.42%
80.01 - 85.00               7.004   38.959        28.45%         0.68%     9.46%     0.81%     0.00%     10.43%
85.01 - 90.00               7.135   41.336        42.43%         2.47%     8.62%     0.30%     0.00%      1.28%
90.01 - 95.00               7.137   40.807        36.56%         0.71%    13.37%     1.45%     0.21%      0.00%
95.01 - 100.00              7.901   41.466        43.24%         0.00%     0.00%     0.00%     0.00%      0.00%
---------------------------------------------------------------------------------------------------------------
Total:                      7.177   40.687        38.29%         5.73%    14.80%     0.98%     0.02%      1.98%
---------------------------------------------------------------------------------------------------------------


3. DTI

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                                  Loan                 Pct. Of
DTI                               Count    Average      Pool       Total PBAL     <520     521-540    541-560    561-580
-------------------------------------------------------------------------------------------------------------------------
<= 39.999                         1,107   167,227.86      38.5   185,121,236.58    6.70%      8.52%      8.32%      5.01%
40.000 - 44.999                     569   195,201.84      23.1   111,069,846.02    3.68%      6.32%      5.57%      5.97%
45.000 - 49.999                     777   201,629.80     32.58   156,666,352.29    4.34%      5.28%      5.98%      6.66%
50.000 - 54.999                     146   185,714.50      5.64    27,114,316.75   26.70%     17.11%     12.54%      8.46%
55.000 >=                             8   110,517.05      0.18       884,136.41    0.00%     50.62%      7.96%      0.00%
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Total:                            2,607   184,447.98       100   480,855,888.05    6.35%      7.52%      7.16%      5.96%
-------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                  % below
DTI                                 50K      % 50-75K    % 75-100K    % 600-750K    % 750-900K    % 900K     NOO     Stated Doc
--------------------------------------------------------------------------------------------------------------------------------
<= 39.999                            0.64%       4.21%        7.86%         2.21%         0.00%     0.00%    6.39%        37.77%
40.000 - 44.999                      0.95%       2.96%        4.90%         3.01%         0.00%     0.00%    4.41%        51.27%
45.000 - 49.999                      0.87%       2.34%        4.30%         1.73%         0.00%     0.00%    4.84%        46.89%
50.000 - 54.999                      0.48%       2.79%        4.52%         2.56%         0.00%     0.00%    2.06%        20.12%
55.000 >=                            0.00%      15.77%        0.00%         0.00%         0.00%     0.00%   15.77%        11.87%
--------------------------------------------------------------------------------------------------------------------------------
Total:                               0.78%       3.25%        5.81%         2.25%         0.00%     0.00%    5.20%        42.81%
--------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
DTI                               Limited Doc     WAC    LTV 85-90    LTV 90-95    LTV 95-100    LTV 100+     DTI     % DTI > 45
---------------------------------------------------------------------------------------------------------------------------------
<= 39.999                                6.21%   7.173       14.96%        9.75%         1.34%       0.00%     31.6         0.00%
40.000 - 44.999                          1.53%   7.083       18.36%       10.89%         1.66%       0.00%    42.65         0.00%
45.000 - 49.999                          4.17%   7.233       21.70%       11.06%         2.04%       0.00%   47.933        99.65%
50.000 - 54.999                          6.58%   7.259        7.66%        1.26%         0.33%       0.00%   52.291       100.00%
55.000 >=                                0.00%    7.67        0.00%        0.00%         0.00%       0.00%       57       100.00%
---------------------------------------------------------------------------------------------------------------------------------
Total:                                   4.47%   7.177       17.50%        9.94%         1.58%       0.00%   40.687        38.29%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
DTI                               % DTI > 50    2yr IO    3yr IO    5yr IO    10yr IO
--------------------------------------------------------------------------------------
<= 39.999                               0.00%    13.78%     1.28%     0.00%      2.05%
40.000 - 44.999                         0.00%    17.02%     1.31%     0.09%      3.82%
45.000 - 49.999                         0.00%    16.71%     0.55%     0.00%      0.95%
50.000 - 54.999                        98.32%     2.06%     0.00%     0.00%      0.00%
55.000 >=                             100.00%     0.00%     0.00%     0.00%      0.00%
--------------------------------------------------------------------------------------
Total:                                  5.73%    14.80%     0.98%     0.02%      1.98%
--------------------------------------------------------------------------------------


4. Occupancy Type


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                                  Loan                 Pct. Of
Occupancy Type                    Count    Average      Pool       Total PBAL     <520     521-540    541-560    561-580
-------------------------------------------------------------------------------------------------------------------------
Primary Residence                 2,486   183,364.52      94.8   455,844,192.89    6.63%      7.92%      7.34%      6.09%
Investment Property                 104   195,984.82      4.24    20,382,421.51    1.50%      0.34%      4.84%      0.45%
Second Home                          17   272,310.21      0.96     4,629,273.65    0.00%      0.00%      0.00%     17.43%
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                                  % below
Occupancy Type                      50K      % 50-75K    % 75-100K    % 600-750K    % 750-900K    % 900K     NOO      Stated Doc
---------------------------------------------------------------------------------------------------------------------------------
Primary Residence                    0.82%       3.22%        5.86%         2.22%         0.00%     0.00%     0.00%        41.81%
Investment Property                  0.00%       4.63%        4.66%         0.00%         0.00%     0.00%   100.00%        62.05%
Second Home                          0.00%       0.00%        6.10%        15.99%         0.00%     0.00%   100.00%        56.60%
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
Occupancy Type                    Limited Doc     WAC    LTV 85-90    LTV 90-95    LTV 95-100    LTV 100+     DTI     % DTI > 45
---------------------------------------------------------------------------------------------------------------------------------
Primary Residence                        4.53%   7.168       16.22%       10.46%         1.67%       0.00%   40.829        38.57%
Investment Property                      3.27%   7.421       39.40%        0.27%         0.00%       0.00%   37.467        32.34%
Second Home                              3.89%   7.007       47.31%        2.20%         0.00%       0.00%   40.881        36.58%
---------------------------------------------------------------------------------------------------------------------------------


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Occupancy Type                    % DTI > 50    2yr IO    3yr IO    5yr IO    10yr IO
--------------------------------------------------------------------------------------
Primary Residence                       5.89%    15.41%     1.03%     0.00%      2.03%
Investment Property                     3.42%     0.00%     0.00%     0.00%      0.00%
Second Home                             0.00%    19.87%     0.00%     2.20%      6.10%
--------------------------------------------------------------------------------------


5. WAC

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                                  Loan                 Pct. Of
WAC                               Count    Average      Pool       Total PBAL     <520     521-540    541-560    561-580
-------------------------------------------------------------------------------------------------------------------------
<= 6.999                          1,195   221,272.59     54.99   264,420,749.35    1.15%      3.17%      4.25%      5.06%
7.000 - 7.999                       803   177,269.34      29.6   142,347,276.34    7.98%      9.95%      8.90%      8.79%
8.000 - 8.999                       341   153,983.84     10.92    52,508,491.13   23.56%     20.09%     16.21%      4.55%
9.000 - 9.999                        77   126,633.95      2.03     9,750,814.09   28.45%     20.58%     18.69%      2.96%
10.000 - 10.999                      72    70,402.66      1.05     5,068,991.17    9.32%     18.26%      3.73%      1.36%
11.000 >=                           119    56,803.08      1.41     6,759,565.97    7.67%      1.81%      0.00%      0.00%
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---------------------------------------------------------------------------------------------------------------------------------
                                  % below
WAC                                 50K      % 50-75K    % 75-100K    % 600-750K    % 750-900K    % 900K     NOO      Stated Doc
---------------------------------------------------------------------------------------------------------------------------------
<= 6.999                             0.04%       1.05%        3.96%         3.36%         0.00%     0.00%     4.03%        41.68%
7.000 - 7.999                        0.17%       3.46%        6.65%         0.00%         0.00%     0.00%     6.95%        45.94%
8.000 - 8.999                        0.09%       7.59%        8.62%         3.71%         0.00%     0.00%     6.79%        36.42%
9.000 - 9.999                        0.51%      14.48%       11.35%         0.00%         0.00%     0.00%     9.16%        48.13%
10.000 - 10.999                     22.56%      17.48%       24.32%         0.00%         0.00%     0.00%     0.00%        34.97%
11.000 >=                           31.70%      24.30%       17.13%         0.00%         0.00%     0.00%     0.00%        69.19%
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
WAC                               Limited Doc     WAC     LTV 85-90    LTV 90-95    LTV 95-100    LTV 100+     DTI     % DTI > 45
----------------------------------------------------------------------------------------------------------------------------------
<= 6.999                                 4.83%    6.526       17.38%        9.32%         0.64%       0.00%   40.839        36.85%
7.000 - 7.999                            4.37%    7.461       20.77%       13.12%         2.09%       0.00%   40.421        40.93%
8.000 - 8.999                            3.91%    8.404       14.17%        8.06%         3.67%       0.00%   40.237        36.01%
9.000 - 9.999                            3.37%    9.397       12.17%        2.64%        10.36%       0.00%   40.806        44.47%
10.000 - 10.999                          2.26%    10.75        0.00%        0.00%         0.00%       0.00%   42.527        43.23%
11.000 >=                                0.00%   11.247        0.00%        0.00%         0.00%       0.00%   42.311        44.04%
---------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
WAC                               % DTI > 50    2yr IO    3yr IO    5yr IO    10yr IO
--------------------------------------------------------------------------------------
<= 6.999                                5.13%    21.49%     1.60%     0.00%      3.60%
7.000 - 7.999                           6.75%     9.60%     0.33%     0.07%      0.00%
8.000 - 8.999                           6.16%     1.30%     0.00%     0.00%      0.00%
9.000 - 9.999                           9.04%     0.00%     0.00%     0.00%      0.00%
10.000 - 10.999                         1.93%     0.00%     0.00%     0.00%      0.00%
11.000 >=                               2.45%     0.00%     0.00%     0.00%      0.00%
--------------------------------------------------------------------------------------


6. IO Type

-------------------------------------------------------------------------------------------------------------------------
                                  Loan                 Pct. Of
IO Type                           Count    Average      Pool       Total PBAL     <520     521-540    541-560    561-580
-------------------------------------------------------------------------------------------------------------------------
0                                 2,283   173,180.38     82.22   395,370,800.20    7.72%      9.14%      8.71%      7.24%
2 Yr IO                             280   254,152.42      14.8    71,162,677.86    0.00%      0.00%      0.00%      0.00%
3 Yr IO                              20   234,540.65      0.98     4,690,813.00    0.00%      0.00%      0.00%      0.00%
5 Yr IO                               1   102,030.00      0.02       102,030.00    0.00%      0.00%      0.00%      0.00%
10 Yr IO                             23   414,329.00      1.98     9,529,566.99    0.00%      0.00%      0.00%      0.00%
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                  % below
IO Type                             50K      % 50-75K    % 75-100K    % 600-750K    % 750-900K    % 900K     NOO      Stated Doc
---------------------------------------------------------------------------------------------------------------------------------
0                                    0.94%       3.92%        6.93%         1.54%         0.00%     0.00%     6.00%        42.27%
2 Yr IO                              0.00%       0.20%        0.76%         3.81%         0.00%     0.00%     1.29%        42.25%
3 Yr IO                              0.00%       0.00%        0.00%         0.00%         0.00%     0.00%     0.00%        36.00%
5 Yr IO                              0.00%       0.00%        0.00%         0.00%         0.00%     0.00%   100.00%       100.00%
10 Yr IO                             0.00%       0.00%        0.00%        21.30%         0.00%     0.00%     2.96%        72.26%
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
IO Type                           Limited Doc     WAC     LTV 85-90    LTV 90-95    LTV 95-100    LTV 100+     DTI     % DTI > 45
----------------------------------------------------------------------------------------------------------------------------------
0                                        3.86%    7.337       19.11%       10.28%         1.92%       0.00%    40.71        39.21%
2 Yr IO                                  8.30%    6.611       10.20%        8.98%         0.00%       0.00%   41.006        37.58%
3 Yr IO                                  7.49%    6.066        5.33%       14.78%         0.00%       0.00%   38.609        18.44%
5 Yr IO                                  0.00%      7.3        0.00%      100.00%         0.00%       0.00%    40.43         0.00%
10 Yr IO                                 0.00%    5.343       11.33%        0.00%         0.00%       0.00%   38.393        15.56%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
IO Type                           % DTI > 50    2yr IO    3yr IO    5yr IO    10yr IO
--------------------------------------------------------------------------------------
0                                       6.92%     0.00%     0.00%     0.00%      0.00%
2 Yr IO                                 0.27%   100.00%     0.00%     0.00%      0.00%
3 Yr IO                                 0.00%     0.00%   100.00%     0.00%      0.00%
5 Yr IO                                 0.00%     0.00%     0.00%   100.00%      0.00%
10 Yr IO                                0.00%     0.00%     0.00%     0.00%    100.00%
--------------------------------------------------------------------------------------


7. DocType

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                                  Loan                 Pct. Of
DocType                           Count    Average      Pool       Total PBAL     <520     521-540    541-560    561-580
-------------------------------------------------------------------------------------------------------------------------
3- Stated doc                       890   231,318.14     42.81   205,873,146.02    1.00%      2.15%      3.37%      3.32%
5- Full doc 2yr W2/tax returns      942   154,625.26     30.29   145,656,996.05    9.12%      9.42%      8.73%      7.74%
1- Full doc 1yr W2                  668   161,414.59     22.42   107,824,943.58   12.40%     13.99%     12.41%      8.34%
4- Limited 12mos bk stmt            107   200,942.08      4.47    21,500,802.40    8.45%     13.65%      6.52%      7.20%
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                  % below
DocType                             50K      % 50-75K    % 75-100K    % 600-750K    % 750-900K    % 900K     NOO      Stated Doc
---------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                        0.75%       2.05%        3.30%         3.23%         0.00%     0.00%     7.42%       100.00%
5- Full doc 2yr W2/tax returns       1.16%       4.76%        7.20%         1.41%         0.00%     0.00%     3.65%         0.00%
1- Full doc 1yr W2                   0.38%       3.84%        8.64%         1.38%         0.00%     0.00%     3.32%         0.00%
4- Limited 12mos bk stmt             0.33%       1.60%        6.31%         2.96%         0.00%     0.00%     3.94%         0.00%
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

DocType                           Limited Doc     WAC     LTV 85-90    LTV 90-95    LTV 95-100    LTV 100+     DTI     % DTI > 45
----------------------------------------------------------------------------------------------------------------------------------
3- Stated doc                            0.00%    7.208       24.71%       10.23%         0.86%       0.00%   41.234        38.20%
5- Full doc 2yr W2/tax returns           0.00%     7.19       13.07%       10.58%         2.67%       0.00%   40.387        36.74%
1- Full doc 1yr W2                       0.00%    7.135       10.92%        8.18%         1.03%       0.00%   40.954        40.47%
4- Limited 12mos bk stmt               100.00%    7.015       11.49%       11.78%         3.95%       0.00%    36.15        38.66%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------

DocType                           % DTI > 50    2yr IO    3yr IO    5yr IO    10yr IO
--------------------------------------------------------------------------------------
3- Stated doc                           2.70%    14.60%     0.82%     0.05%      3.34%
5- Full doc 2yr W2/tax returns          6.50%    15.58%     0.93%     0.00%      1.32%
1- Full doc 1yr W2                     10.27%    11.59%     1.21%     0.00%      0.67%
4- Limited 12mos bk stmt                6.76%    27.47%     1.63%     0.00%      0.00%
--------------------------------------------------------------------------------------


8. OTHERS

-------------------------------------------------------------------------------------------------------------------------
                                  Loan                 Pct. Of
OTHERS                            Count    Average      Pool       Total PBAL     <520     521-540    541-560    561-580
-------------------------------------------------------------------------------------------------------------------------
Manufactured Housing               0           0         0              0         0          0          0          0
2nd Lien                            176    54,965.20      3.97     9,673,874.40    0.00%      0.00%      0.00%      0.00%
< 100K                              513    76,619.98     16.14    39,306,050.15   12.34%     12.06%     11.32%      6.28%
> 650K                                9   713,915.20      2.64     6,425,236.81    0.00%      0.00%      0.00%      0.00%
Ohio                                 31   155,348.72      1.98     4,815,810.38    4.78%     15.89%     10.00%     10.60%
Nevada                               76   208,019.91      6.49    15,809,513.15   17.15%     11.47%     11.80%      6.22%
North CA                            186   285,540.90      21.8    53,110,607.98    6.07%      7.61%      4.80%      4.14%
South CA                            413   277,079.02     46.98   114,433,636.02    5.01%      7.20%      6.83%      6.67%
Top 10 Loans                         10   707,523.68       100     7,075,236.81    0.00%      0.00%      0.00%      0.00%
-------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                  % below
OTHERS                              50K      % 50-75K    % 75-100K    % 600-750K    % 750-900K    % 900K     NOO      Stated Doc
---------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing                0           0            0            0              0         0         0             0
2nd Lien                            33.97%      25.00%       20.32%         0.00%         0.00%     0.00%     0.00%        58.85%
< 100K                               1.13%      33.62%       63.59%         0.00%         0.00%     0.00%     5.54%        21.10%
> 650K                               0.00%       0.00%        0.00%       100.00%         0.00%     0.00%    11.52%        54.32%
Ohio                                 0.00%       0.00%        0.00%         0.00%         0.00%     0.00%    10.37%         6.23%
Nevada                               0.00%       0.00%        0.00%         4.02%         0.00%     0.00%     3.57%        26.69%
North CA                             0.00%       0.00%        0.00%         1.14%         0.00%     0.00%     3.06%        48.35%
South CA                             0.00%       0.00%        0.09%         1.09%         0.00%     0.00%     5.76%        50.78%
Top 10 Loans                         0.00%       0.00%        0.00%       100.00%         0.00%     0.00%    10.46%        58.52%
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OTHERS                            Limited Doc     WAC     LTV 85-90    LTV 90-95    LTV 95-100    LTV 100+     DTI     % DTI > 45
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Manufactured Housing                    0         0            0            0             0           0        0             0
2nd Lien                                 0.22%   11.082        0.00%        0.00%         0.00%       0.00%   42.831        42.83%
< 100K                                   4.45%    7.609       13.54%        7.25%         2.51%       0.00%   36.963        26.81%
> 650K                                   0.00%    6.603       21.17%        0.00%         0.00%       0.00%   39.714        33.67%
Ohio                                    10.09%    7.573       24.26%       19.09%         9.98%       0.00%    36.68        30.42%
Nevada                                   9.35%    7.365       10.09%        4.68%         0.00%       0.00%   41.955        44.48%
North CA                                 3.03%    6.818       19.82%        8.15%         1.23%       0.00%   40.962        33.74%
South CA                                 6.92%     6.83       17.18%        6.60%         0.71%       0.00%   41.617        42.69%
Top 10 Loans                             0.00%    6.491       19.23%        0.00%         0.00%       0.00%   40.162        30.58%
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OTHERS                            % DTI > 50    2yr IO    3yr IO    5yr IO    10yr IO
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Manufactured Housing                    0         0         0         0          0
2nd Lien                                0.31%     0.00%     0.00%     0.00%      0.00%
< 100K                                  5.42%     1.62%     0.00%     0.00%      0.00%
> 650K                                 10.81%    23.19%     0.00%     0.00%     11.67%
Ohio                                    2.17%     5.77%     0.00%     0.00%      0.00%
Nevada                                 13.81%    16.40%     0.00%     0.00%      0.00%
North CA                                7.61%    24.54%     0.42%     0.00%      8.98%
South CA                                5.94%    23.42%     1.11%     0.00%      1.61%
Top 10 Loans                            9.82%    21.06%     0.00%     0.00%     19.79%
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